Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

14. Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Corporation's deferred tax assets and liabilities are as follows:

December 31 (In thousands)	2011	2010
Deferred tax assets:
Allowance for loan losses	$23,956	$52,418
Accumulated other comprehensive loss – Interest rate swap	296	572
Accumulated other comprehensive loss – pension plan	11,283	8,576
Intangible assets	1,523	2,156
Deferred compensation	3,733	4,123
OREO devaluations	6,364	7,171
State net operating loss carryforwards	-	2,812
Other	5,220	4,988
Loans held for sale fair value adjustment	4,585	-
Tax credit carryforwards	1,269	-
Valuation allowance	-	(1,491)
Total deferred tax assets	$58,229	$81,325
Deferred tax liabilities:
Accumulated other comprehensive income – Unrealized gains on securities	$6,824	$8,142
Deferred investment income	10,199	10,199
Pension plan	21,567	16,835
Mortgage servicing rights	3,255	3,671
Purchase accounting adjustments	943	2,150
Other	2,006	2,176
Total deferred tax liabilities	$44,794	$43,173
Net deferred tax assets	$13,435	$38,152

Park performs an analysis to determine if a valuation allowance against deferred tax assets is required in accordance with GAAP. Vision Bank is subject to state income tax in Alabama and Florida. During 2011, Park recognized $6.10 million in state tax expense which was the charge necessary to write off the previously reported state operating loss carryforward asset and other state deferred tax assets at Vision Bank. Prior to the execution of the Purchase Agreement with Centennial, management of Park believed that a merger of Vision Bank into The Park National Bank (the national bank subsidiary of Park) would enable Park to fully utilize the state net operating loss carryforward asset recorded at Vision Bank. The structure of the transactions contemplated by the Purchase Agreement will not allow either the buyer or the seller to benefit from the previously recorded net operating loss carryforward asset at Vision bank to offset future taxable income; therefore, this asset was written off by Vision Bank at December 31, 2011. In 2010, a state tax benefit of $1.16 million was recorded by Vision Bank, consisting of a gross benefit of $3.45 million and a valuation allowance of $2.29 million. In the schedule of deferred taxes, the valuation allowance is shown net of the federal tax benefit of $803,000.

Management has determined that it is not required to establish a valuation allowance against remaining deferred tax assets in accordance with GAAP since it is more likely than not that the deferred tax assets will be fully utilized in future periods.

The components of the provision for federal and state income taxes are shown below:

December 31, (In thousands)	2011	2010	2009
Currently payable
Federal	$5,949	$26,130	$32,148
State	-	109	(273)

Deferred
Federal	22,378	(8,333)	(6,745)
State	8,382	(3,564)	(2,187)

Valuation allowance
Federal	-	-	-
State	(2,294)	2,294	-
Total	$34,415	$16,636	$22,943

The following is a reconciliation of income tax expense to the amount computed at the statutory rate of 35% for the years ended December 31, 2011, 2010 and 2009.

December 31	2011	2010	2009

Statutory federal corporate tax rate	35.0%	35.0%	35.0%
Changes in rates resulting from:
Tax exempt interest income, net of disallowed interest	(1.0)%	(1.7)%	(1.3)%
Bank owned life insurance	(1.5)%	(2.3)%	(1.8)%
Tax credits (low income housing)	(5.2)%	(6.7)%	(4.8)%
State income tax expense, net of federal benefit	4.7%	(3.0)%	(1.6)%
Valuation allowance, net of federal benefit	(1.3)%	2.0%	-
Other	(1.2)%	(1.0)%	(1.9)%
Effective tax rate	29.5%	22.3%	23.6%

Park and its Ohio-based subsidiaries do not pay state income tax to the state of Ohio, but pay a franchise tax based on their year-end equity. The franchise tax expense is included in the state tax expense and is shown in "state taxes" on Park's Consolidated Statements of Income. Vision Bank is subject to state income tax, in the states of Alabama and Florida. State income tax expense/(benefit) for Vision Bank is included in "income taxes" on Park's Consolidated Statements of Income. Vision Bank's 2011 state income tax expense was $6.10 million.

Unrecognized Tax Benefits

The following is a reconciliation of the beginning and ending amount of unrecognized tax benefits.

(In thousands)	2011	2010	2009
January 1 Balance	$477	$595	$783
Additions based on tax positions related to the current year	70	69	64
Additions for tax positions of prior years	1	7	----
Reductions for tax positions of prior years	(3)	(131)	(189)
Reductions due to statute of limitations	(60)	(63)	(63)
December 31 Balance	$485	$477	$595

The amount of unrecognized tax benefits that, if recognized, would favorably affect the effective income tax rate in the future periods at December 31, 2011, 2010 and 2009 was $378,000, $370,000 and $504,000, respectively. Park does not expect the total amount of unrecognized tax benefits to significantly increase or decrease during the next year.

The (income)/expense related to interest and penalties recorded in the Consolidated Statements of Income for the years ended December 31, 2011, 2010 and 2009 was $2,500, $(10,500) and $(18,000), respectively. The amount accrued for interest and penalties at December 31, 2011, 2010 and 2009 was $63,000, $60,500 and $71,000, respectively.

Park and its subsidiaries are subject to U.S. federal income tax. Some of Park's subsidiaries are subject to state income tax in the following states: Alabama, Florida, California and Kentucky. Park is no longer subject to examination by federal or state taxing authorities for the tax year 2007 and the years prior.

The 2007 and 2008 federal income tax returns of Park National Corporation were recently under examination by the Internal Revenue Service. Additionally, the 2009 state of Ohio franchise tax return was recently under examination. The IRS examination closed in the first quarter of 2012 with no adjustments. The Ohio examination closed in 2011 with no material adjustments.